Exhibit 24

EXXON MOBIL CORPORATION

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Kate C. Shae, Randall M. Ebner and Len M. Fox, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him or her and in his or her own name, place and stead, in any and all capacities to sign a Registration Statement on Form S-8 relating to the issuance of the registrant's common stock under its 2003 Incentive Program and any and all amendments (including post-effective amendments and other amendments thereto) to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing as he or she could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.  Each signature below is given as of the 25th day of July in Dallas, Texas.

Signature

Title

/s/ Rex W. Tillerson

Chairman of the Board

Rex W. Tillerson

(Principal Executive Officer)

/s/ Michael J. Boskin

Director

Michael J. Boskin

/s/ Peter Brabeck-Letmathe

Director

Peter Brabeck-Letmathe

/s/ Larry R. Faulkner

Director

Larry R. Faulkner

/s/ Jay S. Fishman

Director

Jay S. Fishman

/s/ Henrietta H. Fore

Director

Henrietta H. Fore

Signature

Title

/s/ Kenneth C. Frazier

Director

Kenneth C. Frazier

/s/ William W. George

Director

William W. George

/s/ Samuel J. Palmisano

Director

Samuel J. Palmisano

/s/ Steven S Reinemund

Director

Steven S Reinemund

/s/ Edward E. Whitacre, Jr.

Director

Edward E. Whitacre, Jr.

/s/ Donald D. Humphreys

Senior Vice President

Donald D. Humphreys

(Principal Financial Officer)

/s/ Patrick T. Mulva

Controller

Patrick T. Mulva

(Principal Accounting Officer)